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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 1, 1997


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                   BISHOP MANUFACTURING CO. OF NEW YORK, INC.
             (Exact name of Registrant as specified in its charter)



             CONNECTICUT                         333-20095-04                          06-1351269
           (State or other                 (Commission File Number)                 (I.R.S. Employer
    jurisdiction of incorporation)                                               Identification Number)

       1341 W. MOCKINGBIRD LANE
             SUITE 1200W                                                                  75247
            DALLAS, TEXAS                                                              (Zip code)
        (Address of principal
          executive offices)



      Registrant's telephone number, including area code:  (214) 630-5757

                                      N/A
                 (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         On December 1, 1997, Bishop Manufacturing Co. of New York, Inc. (the "Company") changed its name to Atrium Door and Window Company of New York. The name change was effected by an amendment to the Company's Certificate of Incorporation, a copy of which is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         *3.1 Certificate of Amendment to the Company's Certificate of Incorporation.





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*Filed herewith
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BISHOP MANUFACTURING CO. OF
                              NEW YORK, INC.



                              By:/s/ Jeff L. Hull
                                 ---------------------------------
                              Name:    Jeff L. Hull
                              Title:   Chief Financial Officer and
                                               Secretary


Date:    December 15, 1997
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                                     PAGE
-------                                                                    ----

  *3.1           Certificate of Amendment to the Company's Certificate of
                 Incorporation.





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*Filed herewith